Combined Summarized Balance Sheet Information (Detail) (Other Investments, USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Other Investments
Segment Reporting, Asset Reconciling Item [Line Items]
Property and equipment, net	$ 1,354	$ 1,461
Other assets	132	175
Total assets	1,486	1,636
Debt	945	1,037
Other liabilities	142	212
Equity	399	387
Total liabilities and equity	$ 1,486	$ 1,636